SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934





Date of report:   January 13, 2000
         (Date of earliest event reported)




                       HANNAFORD BROS. CO.
      (Exact name of registrant as specified in its charter)




            Maine                  1-7603         01-0085930
(State or other jurisdiction of  (Commission   (I.R.S. Employer
 incorporation or organization)   File No.)   Identification No.)




        145 Pleasant Hill Road,  Scarborough,  Maine 04074
(Address of principal executive offices) (Zip code)




Registrant's telephone number:  (207) 883-2911





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Item 5.  Other Events.

         On January 13, 2000, the Registrant announced that it had entered into an agreement with the Cypress Group L.L.C., a New York-based private equity firm, to sell a majority interest in HomeRuns.com, its internet-based grocery delivery service subsidiary, through a $100 million investment and recapitalization.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1 Press release dated January 13, 2000, regarding sale of majority interest in HomeRuns.com subsidiary.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   HANNAFORD BROS. CO.


                                    /s/ Charles H. Crockett

Date: January 26,2000              By:  Charles H. Crockett
                                        Assistant Secretary




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                               HANNAFORD BROS. CO.

                                  EXHIBIT INDEX


Exhibit
Number              Description

99.1                Press Release dated January 13, 2000,
                    regarding sale of majority interest in
                    HomeRuns.com subsidiary.